UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2015

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On October 20, 2015, Apollo Global, through a newly formed subsidiary of Global (“Buyer”), entered into a definitive purchase agreement with Career Partner GmbH (“CPG”) and its shareholders, pursuant to which Buyer agreed to purchase all of the outstanding shares of CPG. The purchase price will be composed of a cash payment at closing of approximately €96 million (approximately $109 million as of October 20, 2015), plus a contingent cash payment of up to €11 million (approximately $12 million as of October 20, 2015) calculated principally based on Career Partner’s operating results for calendar year 2016.
CPG is one of the largest proprietary postsecondary education providers in Germany and provides on-campus and online bachelor and master programs in business and tourism, and corporate training programs.
The purchase agreement contains customary representations, warranties, escrows and indemnities. Closing of the transaction is subject to customary and other closing conditions, the satisfaction of which is uncertain at this time. If the closing conditions are satisfied, the transaction is expected to be consummated in the second quarter of our fiscal year 2016.
Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.
On October 22, 2015, Apollo Education Group, Inc. issued a press release announcing its financial results for the fiscal year ended August 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated October 22, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

October 22, 2015	By:	/s/ Joseph L. D’Amico
Joseph L. D’Amico Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated October 22, 2015.